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                        Aquila Gas Pipeline Corporation

                              File Number 1-12426

                                  Exhibit 10.3

                 Amendment No. 3 to Revolving Credit Agreement dated August 1, 1992 between Aquila Southwest
                Energy Corporation and Aquila Energy Corporation
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                 AMENDMENT NO. 3 TO REVOLVING CREDIT AGREEMENT


         THIS AMENDMENT NO. 3 ("Amendment No. 3") to that certain Revolving Credit Agreement dated as of August 1, 1992 (the "Revolving Credit Agreement") is entered into as of this 17th day of October, 1996 by and between AQUILA SOUTHWEST ENERGY CORPORATION, a Delaware corporation ("Borrower") and AQUILA ENERGY CORPORATION, a Missouri corporation ("Lender").


                              W I T N E S S E T H:


         WHEREAS, Borrower and Lender have entered into the Revolving Credit Agreement and have amended the Revolving Credit Agreement by entering into that certain Amendment No. 1 to the Revolving Credit Agreement dated as of August 1, 1992 ("Amendment No. 1"), and that certain Amendment to the Revolving Credit Agreement dated as of September 1, 1995 ("Amendment No. 2"), said Amendment No. 1 and Amendment No. 2 together with the Revolving Credit Agreement being collectively referred to herein as the "Revolving Credit Agreement"; and

         WHEREAS, Borrower and Lender desire to further amend the Revolving Credit Agreement to extend the term and duration of the Revolving Credit Agreement.

         NOW, THEREFORE, in consideration of the promises and mutual covenants and agreements set forth herein, the parties agree as follows:

         1. Use of Defined Terms. All terms not otherwise defined herein shall have the meanings set forth in the Revolving Credit Agreement.

         2. Extension of Commitment Period. Section 2.1 of the Revolving Credit Agreement and is hereby deleted in its entirety and amended and restated as follows:

                 2.1      The Commitment.          The Lender agrees, upon the
         terms and conditions contained in this Agreement, to make loans ("Loans") to the Borrower from time to time during the period from the date hereof through and including October 15, 1997 (the "Commitment Period"), provided that the aggregate principal amount of Loans at any one time outstanding shall not exceed $50,000,000 (the "Commitment"). The Commitment Period shall thereafter automatically be extended for successive one-year periods unless the Lender shall provide notice to the Borrower of its intention not to renew this Agreement at least twelve months in advance of nonrenewal. During the Commitment Period, the Borrower may borrow, repay and reborrow hereunder. Each Loan shall be in the aggregate principal amount of not less than $100,000 (or the unused balance of the Commitment if less than $100,000).
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         3.      Entire Agreement.  This Amendment No. 3 constitutes the entire amendment to the Revolving Credit Agreement agreed to by Lender and Borrower. All other terms and conditions of the Revolving Credit Agreement not deleted, amended, or changed herein remain in full force and effect.






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         IN WITNESS WHEREOF, the parties have entered into and executed this
Amendment No. 3 as of the date first above written.


                                 AQUILA ENERGY CORPORATION


                                 By  /s/ Lawrence Clayton
                                   ----------------------------------
                                 Name: Lawrence Clayton
                                 Title:  Vice President


                                 AQUILA SOUTHWEST ENERGY CORPORATION


                                 By  /s/ Damon C. Button
                                   ----------------------------------
                                 Name: Damon C. Button
                                 Title:   Vice President






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